UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2009

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On November 3, 2009, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2009. This release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 8.01

Other Events.

On November 3, 2009, The Phoenix Companies, Inc. issued a press release announcing that it has formed a distribution company subsidiary, Saybrus Partners, Inc. (“Saybrus”) and that Saybrus has entered into an agreement with Edward Jones to provide life insurance consulting services to Edward Jones’ financial advisors.  The release is furnished as Exhibit 99.2 hereto, and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

The following exhibit is furnished herewith:

99.1

News release of The Phoenix Companies, Inc. dated November 3, 2009.

99.2

News release of The Phoenix Companies, Inc. dated November 3, 2009 regarding the Formation of Saybrus Partners, Inc. and its Agreement with Edward Jones.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date:  November 3, 2009

By:	/s/ Michael E. Hanrahan
Name:	Michael E. Hanrahan
Title:	Vice President and Acting Chief Accounting Officer

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